17. Ordinary Shares	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Ordinary Shares

17.	Ordinary Shares

During the year ended December 31, 2020 and 2019, the Group issued nil and 107,000 restricted ordinary shares to core management members and other management, respectively (see Note 19). During the year ended December 31, 2020, the Group issued 109,500 ordinary shares due to employee share options exercising.

During the year ended December 31, 2020, ILIAD converted $300 of the note into 216,344 shares of the Group’s ordinary shares.

On October 2, 2020, the Group entered into a securities purchase agreement with certain investors to sell 2,964,000 ordinary shares for $14,552, after deducting the placement agent’s fees and other expenses, at purchase price of $5.4 per share.

On December 7, 2020, the Group entered into a securities purchase agreement with certain investors to sell 3,495,000 ordinary shares for $32,258, after deducting the placement agent’s fees and other expenses, at purchase price equal to $10.02 per share. In connection with the offering, the Group also issued the holders one share purchase warrant for every ordinary share. The warrants are immediately exercisable upon issuance and expire five years after the issuance date. The warrant is recognized as an equity instrument, which is classified within equity as additional paid-in capital.

On November 12, 2020, the Group completed the acquisition of Phoenix and issued 934,720 shares of the Group’s ordinary share as part of the consideration.

The issued ordinary share of the Group as of December 31, 2020 and 2019 was 22,340,689 shares and 14,621,125 shares, respectively.